OPTIMUM FUND TRUST

Optimum Fixed Income Fund
(the “Fund”)

Supplement to the Fund’s Class A, Class B, Class C and Institutional Class
Prospectuses dated July 29, 2011

The following replaces the information in the section entitled “Fund Summary: Optimum Fixed Income Fund – Who manages the Fund – Investment manager”:

Who manages the Fund

Investment manager

Delaware Management Company

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Paul Grillo	Senior Vice President and Co-Chief Investment Officer – Total Return Fixed Income Strategy	August 2003
Thomas H. Chow	Senior Vice President and Senior Portfolio Manager	May 2007
Roger A. Early	Senior Vice President and Co-Chief Investment Officer – Total Return Fixed Income Strategy	May 2007
Wen-Dar Chen	Vice President and Portfolio Manager – International Debt	May 2007
Kevin P. Loome	Head of High Yield Fixed Income Team	August 2007
David Hillmeyer	Vice President and Portfolio Manager – Head of Investment Grade Corporate Trading	April 2011

The following replaces the biographical information in the section entitled “Who manages the Funds? – Optimum Fixed Income Fund.”

Optimum Fixed Income Fund

Paul Grillo, Thomas H. Chow, Roger A. Early, Wen-Dar Chen, Kevin Loome and David Hillmeyer are primarily responsible for the day-to-day management of the Manager’s share of the Fund’s assets.

Mr. Grillo is a Senior Vice President and Co-Chief Investment Officer - Total Return Fixed Income Strategy and has been with Delaware Investments since 1993. Mr. Chow is a Senior Vice President and Senior Portfolio Manager and has been with Delaware Investments since 2001. Mr. Early is a Senior Vice President and Co-Chief Investment Officer - Total Return Fixed Income Strategy and re-joined Delaware Investments in March 2007. Mr. Early most recently worked at Chartwell Investment Partners as a Senior Portfolio Manager in fixed income from 2003-2007. From 2002 to 2003, Mr. Early was Chief Investment Officer for Fixed Income at Turner Investments. Dr. Chen is a Vice President and Portfolio Manager - International Debt and has been with Delaware Investments since mid-2004. Prior to joining Delaware Investments, Dr. Chen was a quantitative analyst in global asset-backed securities, credit strategies, and quantitative strategies at J.P. Morgan Securities. Mr. Loome is head of the High Yield fixed income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining Delaware Investments in August 2007, Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. Mr. Hillmeyer is a Vice President, Portfolio Manager and Head of Investment Grade Corporate Trading, and has been with Delaware Investments since August 2007. Prior to joining Delaware Investments, he worked for more than 11 years in various roles at Hartford Investment Management Company, including senior corporate bond trader, high yield portfolio manager / trader, and quantitative analyst. Mr. Grillo has held his Fund responsibilities since the Fund’s inception, and Messrs. Chow, Early, and Chen assumed Fund responsibilities in May 2007. Mr. Loome has held his Fund responsibilities since August 2007. Mr. Hillmeyer assumed Fund responsibilities in April 2011.

Pacific Investment Management Company LLC (PIMCO), located at 840 Newport Center Drive, Newport Beach, CA 92660, was founded in 1971. PIMCO is a Delaware limited liability company and is a majority-owned subsidiary of Allianz Global Investors of America L.P. (AGI LP). Allianz SE (Allianz SE) is the indirect, majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of March 31, 2011, PIMCO had approximately $1.28 trillion in assets under management.

Saumil H. Parikh is primarily responsible for the day-to-day management of PIMCO’s share of the Fund’s assets. Mr. Parikh is a managing director and generalist portfolio manager in the Newport Beach office. He is head of macroeconomic research for North America and also serves as a member of the short-term, mortgage and global specialist portfolio management teams. Prior to joining PIMCO in 2000, Mr. Parikh was a financial economist and market strategist at UBS Warburg. He has 12 years of investment experience and holds undergraduate degrees in economics and biology from Grinnell College.

In addition, PIMCO has an Investment Committee, which oversees the setting of investment policy decisions, including duration positioning, yield curve management, sector rotation, credit quality and overall portfolio composition, for all PIMCO portfolios and strategies, including PIMCO’s share of the Fund’s assets.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated August 15, 2011.